                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-9533


                        Colonial Insured Municipal Fund
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


     One Financial Center, Boston, Massachusetts          02111
--------------------------------------------------------------------------------
       (Address of principal executive offices)        (Zip code)


                           Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                             One Financial Center
                               Boston, MA 02111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: 1-617-772-3698


Date of fiscal year end: November 30, 2005


Date of reporting period: November 30, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

[PHOTO]






  COLONIAL INSURED MUNICIPAL FUND






  Annual Report
  November 30, 2005






[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

                                       [GRAPHIC]




Dear Shareholder:

The US financial markets withstood a host of unfavorable factors to deliver a year of positive investment returns. Record energy prices took a significant bite out of household budgets and raised operating costs for industry. Higher short-term interest rates made borrowing more expensive. Two catastrophic hurricanes exacted an enormous personal toll from Americans living in the Gulf
Coast: the storms claimed lives, disrupted energy flows and dealt a sharp blow to local job markets. Yet, the US economy moved ahead at a healthy pace during the 12-month period that began December 1, 2004 and ended November 30, 2005.

Fixed income markets delivered modest gains

In this environment, the US fixed income markets delivered positive but modest returns. Short-term interest rates rose steadily as the Federal Reserve Board raised a key intrabank lending rate. Longer-term rates remained low during most of the year. However, the yield on the 10-year US Treasury note, a bellwether for the bond market edged up to 4.5% by the end of this reporting period. In this environment, most domestic bond market sectors delivered low single-digit returns. Generally, high-yield bonds continued to perform well despite a setback in the spring, when bonds of certain high profile companies were downgraded. However, municipal bonds generally performed better than high yield bonds--even before accounting for their tax-exempt status--as state revenues increased and budgets stabilized.

In the pages that follow, your fund's manager discusses key factors that influenced performance. We urge you to read this report carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Colonial Funds.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and President of Columbia Funds, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services.

Chris joined Bank of America in August 2004.

The views expressed in the President's Letter and Portfolio Manager's Report reflect current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Colonial Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Colonial Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                                    [GRAPHIC]



                                    [GRAPHIC]


    PORTFOLIO MANAGER'S REPORT


For the 12-month period ended November 30, 2005, Colonial Insured Municipal Fund had a return of negative 0.52%, based on its market price. Changes in the market price of the fund's shares reflect investor demand and are not necessarily linked directly to changes in the fund's net asset value. The fund returned 5.43%, based on investment at net asset value. The average return of the fund's peer group, the Lipper Insured Municipal Debt Funds (Leveraged) Category, was 4.91% over the same period./1/

Longer-maturity, non-callable bonds drove performance

A combination of significant events -- including successive Federal Reserve rate hikes, record high oil prices, a devastating hurricane season combined with generally benign inflation -- helped create an unusual scenario in the bond market: the gap between short- and long-term interest rates narrowed as short-term rates rose and rates on bonds with maturities longer than 15 years generally ended the period lower. Bond yields and prices move in opposite directions. This environment benefited the fund, which held a relatively large position in bonds with maturity dates 20 years and longer.

Many of the fund's long-term holdings are also non-callable, which means the issuer cannot redeem the bonds prior to maturity. These bonds did well because they performed in line with their stated maturities, whereas the market priced longer-term callable bonds to their call dates.

Leveraged positions helped returns

The fund earned some of its income through leverage, which comes from preferred shares issued in 1999 that allow the trust to borrow against its underlying investments. We invested the proceeds from the preferred shares in longer maturity, higher-yielding bonds, and then paid out income to preferred shareholders at a short-term rate influenced by the federal funds rate -- the overnight rate at which banks lend each other money. While leveraged positions provided the fund an income advantage over its non-leveraged peers, the payout rate to preferred shareholders rose as the federal funds rate increased, which reduced the total income earned by the fund over the past 12 months.

Looking ahead

We believe economic growth next year to be moderate. Although there are pockets of inflationary pressure, such as in education and health care, we generally expect inflation to remain muted. It may be difficult for businesses

-----------
/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.
*See page 16 for long term total returns based on market price.

Price per share as of 11/30/05 ($)

                             Market price    13.02
                             ---------------------
                             Net asset value 14.47
                             ---------------------

1-year total return as of 11/30/05 (%)*

                      Market price                  -0.52
                      -----------------------------------
                      Net asset value                5.43
                      -----------------------------------
                      Lipper Insured Municipal Debt
                      Funds (Leveraged) Category
                      average                        4.91
                      -----------------------------------

All results shown assume reinvestment of distributions.

Distributions declared per common share 12/01/04-11/30/05 ($)
                                      0.86
                                    --------

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the fund's ordinary income, and any market discount is taxable when distributed.

Top 5 sectors as of 11/30/05 (%)

                         Special non-property tax  14.2
                         ------------------------------
                         Local general obligations  9.1
                         ------------------------------
                         Airports                   7.7
                         ------------------------------
                         Investor owned             7.4
                         ------------------------------
                         Water & sewer              7.1
                         ------------------------------

Quality breakdown as of 11/30/05 (%)

                             AAA              86.9
                             ---------------------
                             AA                2.6
                             ---------------------
                             A                 5.5
                             ---------------------
                             BBB               0.6
                             ---------------------
                             BB                0.7
                             ---------------------
                             Non-rated         2.8
                             ---------------------
                             Cash equivalents  0.9
                             ---------------------

Sector and quality breakdowns are calculated as a percentage of total investments and net assets, respectively. Ratings shown in the quality breakdowns represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings, Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Because the fund is actively managed, there is no guarantee that the fund will continue to invest in these sectors or maintain these quality breakdowns in the future.

                                    [GRAPHIC]

                                    [GRAPHIC]




to find ways to pass on higher costs because of global market pressures, such as labor competition, high productivity and technology advances. Also, a significant amount of global cash is invested in US assets. Foreign support for the US Treasury market, especially, could help keep US interest rates relatively low.

Against this backdrop, we will likely continue to focus on bonds with good call protection in maturities that offer a high potential for good return, typically around 20 years. However, we plan to continue to monitor economic data. If inflation accelerates, our outlook could change and we would alter our investment focus accordingly.

/s/ Kimberly A.Campbell
Kimberly Campbell has been the portfolio manager of Colonial Insured Municipal Fund since October 2003. Ms. Campbell has been with Columbia Management Advisors, LLC or its predecessors or affiliate organizations since 1995.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

                                    [GRAPHIC]


     INVESTMENT PORTFOLIO

November 30, 2005

           MUNICIPAL BONDS - 156.4%               PAR ($)  VALUE ($)
           ---------------------------------------------------------

           EDUCATION - 5.9%
           EDUCATION - 2.5%
           AR University Revenue,
             Construction UAMS Campus,
             Series 2004 B,
             Insured: MBIA
              5.000% 11/01/28                    1,475,000 1,531,935
                                                           ---------
                                           Education Total 1,531,935
                                                           ---------
           STUDENT LOAN - 3.4%
           MT Higher Education Student
             Assistance Corp.,
             Series 1999 B, AMT,
              6.400% 12/01/32                    2,000,000 2,104,280
                                                           ---------
                                        Student Loan Total 2,104,280
                                                           ---------
                                           EDUCATION TOTAL 3,636,215
                                                           ---------
           ---------------------------------------------------------
           HEALTH CARE - 9.6%
           CONTINUING CARE RETIREMENT - 1.9%
           NY Dormitory Authority, Miriam
             Osborn Memorial Home,
             Series 2000 B,
             Insured: ACA
              6.875% 07/01/19                      500,000   559,275
           NY Suffolk County Industrial
             Development Agency, Jefferson
             Ferry, Series 1999 A,
              7.200% 11/01/19                      550,000   592,531
                                                           ---------
                          Continuing Care Retirement Total 1,151,806
                                                           ---------
           HEALTH SERVICES - 3.5%
           WI Health & Educational Facilities
             Authority, Marshfield Clinic,
             Series 1999,
             Insured: RAD
              6.250% 02/15/29                    2,000,000 2,171,680
                                                           ---------
                                     Health Services Total 2,171,680
                                                           ---------
           HOSPITALS - 4.2%
           CO Health Facilities Authority,
             Parkview Medical Center, Inc.,
             Series 2001,
              6.600% 09/01/25                      400,000   438,052
           NV Henderson, Catholic Healthcare
             West, Series 1999 A,
              6.750% 07/01/20                      500,000   567,200
           OK Industrial Authority Revenue
             Refunding, Health Systems
             Obligation Group,
             Series A,
             Insured: MBIA
              5.750% 08/15/29                    1,155,000 1,235,977
           WA Health Care Facilities Authority,
             Kadlec Medical Center, Series 2001,
             Insured: RAD
              5.875% 12/01/21                      300,000   321,204
                                                           ---------
                                           Hospitals Total 2,562,433
                                                           ---------
                                         HEALTH CARE TOTAL 5,885,919
                                                           ---------

                                                 PAR ($)  VALUE ($)
             ------------------------------------------------------

             HOUSING - 5.5%
             ASSISTED LIVING/SENIOR - 1.2%
             DE Kent County, Heritage at Dover,
               Series 1999, AMT,
                7.625% 01/01/30                   240,000   217,773
             NC Medical Care Commission,
               DePaul Community Facilities,
               Series 1999,
                7.625% 11/01/29                   475,000   497,026
                                                          ---------
                             Assisted Living/Senior Total   714,799
                                                          ---------
             MULTI-FAMILY - 0.8%
             FL Broward County Housing Finance
               Authority, Chaves Lake Apartment
               Project, Series 2000 A, AMT,
                7.500% 07/01/40                   250,000   250,555
             FL Clay County Housing Finance
               Authority, Madison Commons
               Apartments, Series 2000 A, AMT
                7.450% 07/01/40                   250,000   251,265
                                                          ---------
                                       Multi-Family Total   501,820
                                                          ---------
             SINGLE-FAMILY - 3.5%
             AK Housing Finance Corp.,
               Series 1999 A-1,
               Insured: FHA
                6.150% 06/01/39                 1,575,000 1,641,890
             CA Rural Home Mortgage Finance
               Authority, Series 1998 A, AMT,
               Guarantor: GNMA
                6.350% 12/01/29                   105,000   106,224
             CO Housing Finance Authority,
               Series 2000 B-2, AMT,
                7.250% 10/01/31                    80,000    83,554
             OK Housing Finance Agency,
               Series 2000 C-2, AMT,
                7.550% 09/01/28                   315,000   317,653
                                                          ---------
                                      Single-Family Total 2,149,321
                                                          ---------
                                            HOUSING TOTAL 3,365,940
                                                          ---------
             ------------------------------------------------------
             INDUSTRIALS - 3.2%
             OIL & GAS - 3.2%
             NV Clark County Industrial
               Development Authority,
               Southwest Gas Corp.,
               Series 2005 A, AMT,
               Insured: AMBAC
                4.850% 10/01/35                 2,000,000 1,975,320
                                                          ---------
                                          Oil & Gas Total 1,975,320
                                                          ---------
                                        INDUSTRIALS TOTAL 1,975,320
                                                          ---------

See Accompanying Notes to Financial Statements.

                                    [GRAPHIC]


     INVESTMENT PORTFOLIO (CONTINUED)

November 30, 2005

            MUNICIPAL BONDS (CONTINUED)           PAR ($)  VALUE ($)
            --------------------------------------------------------

            OTHER - 8.9%
            OTHER - 3.6%
            AL Incentives Financing Authority,
              Series 1999 A,
              Insured: AMBAC
               6.000% 10/01/29                   2,000,000 2,197,740
                                                           ---------
                                               Other Total 2,197,740
                                                           ---------
            POOL/BOND BANK - 1.7%
            UT Water Finance Agency,
              Series 2002 B,
              Insured: AMBAC
               5.125% 07/01/23                   1,000,000 1,058,450
                                                           ---------
                                      Pool/Bond Bank Total 1,058,450
                                                           ---------
            REFUNDED/ESCROWED (A) - 3.6%
            SC Lugoff-Elgin Water
              Authority, Series 1999,
              Pre-refunded 11/01/09,
              Insured: MBIA
               6.050% 11/01/31                   1,500,000 1,653,165
            WV Hospital Finance Authority,
              Charleston Area Medical Center,
              Series 2000 A,
              Pre-refunded 09/01/10
               6.750% 09/01/30                     500,000   571,715
                                                           ---------
                                   Refunded/Escrowed Total 2,224,880
                                                           ---------
                                               OTHER TOTAL 5,481,070
                                                           ---------
            --------------------------------------------------------
            RESOURCE RECOVERY - 1.3%
            DISPOSAL - 1.3%
            CA Salinas Valley Solid Waste
              Authority, Series 2002, AMT,
              Insured: AMBAC
               5.125% 08/01/22                     750,000   772,740
                                                           ---------
                                            Disposal Total   772,740
                                                           ---------
                                   RESOURCE RECOVERY TOTAL   772,740
                                                           ---------
            --------------------------------------------------------
            TAX-BACKED - 56.8%
            LOCAL APPROPRIATED - 4.2%
            IL Chicago Park District,
              Series 2004 A,
              Insured: AMBAC
               5.000% 01/01/25                   1,000,000 1,038,130
            IN Carmel Industrial School Building
              Corp., First Mortgage,
              Series 2003,
              Insured: MBIA
               5.000% 07/15/22                   1,000,000 1,046,080
            OK Grady County Correctional
              Facilities, Series 1999,
              Insured: MBIA
               6.000% 11/01/29                     500,000   513,400
                                                           ---------
                                  Local Appropriated Total 2,597,610
                                                           ---------

                                                   PAR ($)  VALUE ($)
          -----------------------------------------------------------

          LOCAL GENERAL OBLIGATIONS - 14.5%
          CA Centinela Valley Union High
            School District, Series 2002 A,
            Insured: MBIA
             5.250% 02/01/22                        730,000   811,979
          CA Empire Unified School District
            No. 1987-1-A, Series 2002,
            Insured: AMBAC
             (b) 10/01/18                         1,665,000   931,052
          CA Morgan Hill Unified School
            District, Series 2002,
            Insured: FGIC
             (b) 08/01/21                         1,000,000   480,690
          CA Union Elementary School District,
            Series 1999 A,
            Insured: FGIC
             (b) 09/01/16                         1,400,000   870,058
          CA Vallejo City Unified School
            District, Series 2002 A,
            Insured: MBIA
             5.900% 02/01/21                        500,000   591,515
          IL Chicago, Series 2005 A,
            Insured: FSA
             5.000% 01/01/26                      1,000,000 1,036,910
          IL Coles & Cumberland Counties
            Unified School District, Series 2000,
            Insured: FSA
             (b) 12/01/14                         2,080,000 1,408,555
          MI Detroit City School District,
            Series 2005 A,
            Insured: FSA
             5.250% 05/01/30                      1,500,000 1,663,230
          OR Clackamas County School
            District Number 007J,
            Lake Oswego, Series 2005,
            Insured: FSA
             5.250% 06/01/25                      1,000,000 1,120,330
                                                            ---------
                            Local General Obligations Total 8,914,319
                                                            ---------
          SPECIAL NON-PROPERTY TAX - 22.6%
          LA Ernest N. Moria Exhibition Hall
            Authority, Special Tax,
            Series 2004,
            Insured: AMBAC
             5.000% 07/15/23                      2,000,000 2,045,920
          MI Trunk Line Department of Treasury,
            Series 2004,
            Insured: FSA
             5.250% 11/01/21                      1,000,000 1,114,790
          NJ Economic Development Authority,
            Motor Vehicle Revenue,
            Series 2004 A,
            Insured: MBIA
             5.250% 07/01/26 (c)                  2,000,000 2,234,360

See Accompanying Notes to Financial Statements.

                                    [GRAPHIC]


     INVESTMENT PORTFOLIO (CONTINUED)

November 30, 2005

           MUNICIPAL BONDS (CONTINUED)            PAR ($)  VALUE ($)
           ----------------------------------------------------------

           TAX-BACKED (CONTINUED)
           SPECIAL NON-PROPERTY TAX (CONTINUED)
           NM County of Bernalillo, Gross
             Receipts, Series 2005,
             Insured: AMBAC
              5.250% 10/01/26                    2,000,000  2,230,220
           NY Urban Development Corp., State
             Personal Income Tax,
             Series 2004 A-2,
             Insured: MBIA
              5.500% 03/15/22                    1,000,000  1,140,730
           PR Commonwealth of Puerto Rico
             Highway & Transportation
             Authority, Series 2002 E,
             Insured: FSA
              5.500% 07/01/21                    1,000,000  1,140,140
              5.500% 07/01/23                    1,000,000  1,142,960
             Series 2005 L,
             Insured: MBIA
              5.250% 07/01/35                    1,000,000  1,118,420
           PR Commonwealth of Puerto Rico
             Infrastructure Financing Authority,
             Series 2005 C,
             Insured: AMBAC
              5.500% 07/01/23                    1,500,000  1,714,440
                                                           ----------
                            Special Non-Property Tax Total 13,881,980
                                                           ----------
           SPECIAL PROPERTY TAX - 3.9%
           CA Huntington Park Public Financing
             Authority Revenue, Series 2004,
             Insured: FSA
              5.250% 09/01/19                    1,190,000  1,305,478
           CA Pittsburg Redevelopment Agency,
             Los Medanos Project, Series 1999,
             Insured: AMBAC
              (b) 08/01/26                       2,500,000    909,925
           FL Lexington Oaks Community
             Development District,
             Series 2000 A,
              7.200% 05/01/30                      185,000    192,233
                                                           ----------
                                Special Property Tax Total  2,407,636
                                                           ----------
           STATE APPROPRIATED - 6.9%
           KY Asset Liability Commission,
             Series 2005,
             Insured: MBIA
              5.000% 05/01/25                    1,000,000  1,041,130
           NJ Economic Development Authority,
             Revenue Refunding School Facilities
             Construction, Series 2005 N-1,
             Insured: FGIC
              5.500% 09/01/27                    1,000,000  1,154,460
           OK Capital Improvement Authority,
             Higher Education Projects,
             Series 2005 F,
             Insured: AMBAC
              5.000% 07/01/30                    1,000,000  1,038,550

                                                 PAR ($)  VALUE ($)
           ---------------------------------------------------------

           PA Commonwealth Financing
             Authority Revenue, Series 2005 A,
             Insured: MBIA
              5.000% 06/01/25                   1,000,000  1,047,770
                                                          ----------
                                 State Appropriated Total  4,281,910
                                                          ----------
           STATE GENERAL OBLIGATIONS - 4.7%
           CA,
             Series 2002,
             Insured: AMBAC
              6.000% 04/01/16                     500,000    582,105
           MA,
             Series 2004 C,
             Insured: AMBAC
              5.500% 12/01/24                   2,000,000  2,300,980
                                                          ----------
                          State General Obligations Total  2,883,085
                                                          ----------
                                         TAX-BACKED TOTAL 34,966,540
                                                          ----------
           ---------------------------------------------------------
           TRANSPORTATION - 36.5%
           AIR TRANSPORTATION - 6.8%
           FL Miami-Dade County Industrial
             Development Authority,
             Airis Miami II, LLC,
             Series 1999 A, AMT,
             Insured: AMBAC
              6.000% 10/15/25                   1,000,000  1,081,160
           MA Port Authority, US Airways, Inc.,
             Series 1999, AMT,
             Insured: MBIA
              6.000% 09/01/21                   2,500,000  2,605,450
           MN Minneapolis & St. Paul
             Metropolitan Airports Commission,
             Northwest Airlines, Inc.,
             Series 2001 A, AMT,
              7.000% 04/01/25(d)                  250,000    156,978
           NC Charlotte/Douglas International
             Airport, US Airways, Inc.:
             Series 1998, AMT,
              5.600% 07/01/27                     200,000    133,426
             Series 2000, AMT,
              7.750% 02/01/28                     250,000    219,437
                                                          ----------
                                 Air Transportation Total  4,196,451
                                                          ----------
           AIRPORTS - 12.2%
           DC Metropolitan Washington
             Airports Authority,
             Series 2003 A, AMT,
             Insured: FGIC
              5.500% 10/01/19                   1,000,000  1,070,810
           IN Indianapolis Local Public
             Improvement Bond Bank,
             Airport Authority Project,
             Series 2005 B, AMT,
             Insured: MBIA
              5.250% 01/01/29                   1,000,000  1,037,220

See Accompanying Notes to Financial Statements.

                                    [GRAPHIC]


     INVESTMENT PORTFOLIO (CONTINUED)

November 30, 2005

            MUNICIPAL BONDS (CONTINUED)          PAR ($)  VALUE ($)
            -------------------------------------------------------

            TRANSPORTATION (CONTINUED)
            AIRPORTS (CONTINUED)
            MO St. Louis Airport Revenue,
              Lambert-St. Louis International
              Airport, Series 2005,
              Insured: MBIA
               5.500% 07/01/27                  1,000,000 1,138,640
            NY Niagara Frontier Transportation
              Authority, Series 1999 A, AMT,
              Insured: MBIA
               5.625% 04/01/29                  1,000,000 1,057,050
            TN Memphis-Shelby County Airport
              Authority, Series 1999 D, AMT,
              Insured: AMBAC
               6.000% 03/01/24                  3,000,000 3,225,930
                                                          ---------
                                           Airports Total 7,529,650
                                                          ---------
            PORTS - 4.8%
            TX Harris County Port of Houston
              Authority, Series 2005 B,
              Insured: MBIA
               4.125% 10/01/23                  2,000,000 1,875,860
            WA Seattle Special Port Authority,
              Terminal 18, Series 1999 A,
              Insured: MBIA
               6.000% 09/01/29                  1,000,000 1,091,910
                                                          ---------
                                              Ports Total 2,967,770
                                                          ---------
            TOLL FACILITIES - 8.0%
            CO Northwest Parkway Public
              Highway Authority, Series 2001 D,
               7.125% 06/15/41                    200,000   213,614
            NY Thruway Authority, Second
              General Highway & Bridge
              Trust Fund:
              Series 2005 A,
              Insured: MBIA
               5.000% 04/01/24                  1,000,000 1,048,600
              Series 2005 B,
              Insured: AMBAC
               5.500% 04/01/20                  1,000,000 1,142,380
            NY Triborough Bridge & Tunnel
              Authority, Series 2002,
              Insured: MBIA
               5.500% 11/15/20                  1,200,000 1,371,948
            PA Turnpike Commission Registration
              Fee Revenue, Series 2005 A,
              Insured: FSA
               5.250% 07/15/25                  1,000,000 1,119,340
                                                          ---------
                                    Toll Facilities Total 4,895,882
                                                          ---------
            TRANSPORTATION - 4.7%
            IN Transportation Finance Authority
              Highway Revenue, Series 2004 A,
              Insured: FGIC
               5.250% 06/01/20                  1,000,000 1,074,430

                                                 PAR ($)  VALUE ($)
            --------------------------------------------------------

            NV Department of Business &
              Industry, Las Vegas Monorail
              Project, Series 2000,
               7.375% 01/01/40                    250,000    259,175
            NY Metropolitan Transportation
              Authority, Series 2002 A,
              Insured: FSA
               5.000% 11/15/30                  1,500,000  1,541,640
                                                          ----------
                                     Transportation Total  2,875,245
                                                          ----------
                                     TRANSPORTATION TOTAL 22,464,998
                                                          ----------
            --------------------------------------------------------
            UTILITIES - 28.7%
            INDEPENDENT POWER PRODUCERS - 1.3%
            MI Midland County Economic
              Development Corp.,
              Series 2000 A, AMT,
               6.875% 07/23/09                    500,000    495,705
            PR Commonwealth of Puerto Rico
              Industrial, Tourist, Educational,
              Medical & Environmental
              Cogeneration Facilities, AES
              Project, Series 2000, AMT,
               6.625% 06/01/26                    295,000    316,969
                                                          ----------
                        Independent Power Producers Total    812,674
                                                          ----------
            INVESTOR OWNED - 11.7%
            CA Pollution Control Financing
              Authority, San Diego Gas &
              Electric Co., Series 1991 A, AMT,
               6.800% 06/01/15                    500,000    586,940
            CO Adams County Pollution Control
              Revenue, Public Service Co.,
              Colorado Project, Series 2005 A,
              Insured: MBIA
               4.375% 09/01/17                  1,000,000  1,005,470
            HI Department of Budget & Finance,
              Hawaiian Electric Co.,
              Series 1999 C, AMT,
              Insured: AMBAC
               6.200% 11/01/29                  2,000,000  2,178,240
            KY Boone County Pollution Control
              Revenue, Collateral Dayton
              Power & Light Co., Series 2005 A,
              Insured: FGIC
               4.700% 01/01/28                  1,000,000    991,550
            TX Brazos River Authority, Houston
              Industries, Inc., Series 1998 A,
              Insured: AMBAC
               5.125% 05/01/19                  2,100,000  2,198,679
              TXU Energy Co., LLC,
              Series 2003 C, AMT
               6.750% 10/01/38                    215,000    237,717
                                                          ----------
                                     Investor Owned Total  7,198,596
                                                          ----------

See Accompanying Notes to Financial Statements.

                                    [GRAPHIC]


     INVESTMENT PORTFOLIO (CONTINUED)

November 30, 2005

           MUNICIPAL BONDS (CONTINUED)            PAR ($)  VALUE ($)
           ----------------------------------------------------------

           UTILITIES (CONTINUED)
           MUNICIPAL ELECTRIC - 4.4%
           CA Department of Water Resources,
             Series 2002 A,
             Insured: AMBAC
              5.500% 05/01/14                    1,000,000  1,106,070
           TX Lower Colorado River Authority,
             Series 1999 A,
             Insured: AMBAC
              5.500% 05/15/21                    1,500,000  1,598,565
                                                           ----------
                                  Municipal Electric Total  2,704,635
                                                           ----------
           WATER & SEWER - 11.3%
           AZ Water System Revenue, Phoenix
             Civic Improvement Corp.,
             Series 2001,
             Insured: FGIC
              5.500% 07/01/21                    1,000,000  1,140,140
           FL Tallahassee Consolidated Utilities
             System, Series 2001,
             Insured: FGIC
              5.500% 10/01/19                    1,360,000  1,547,095
           TX Corpus Christi Utility System
             Revenue, Series 2005 A,
             Insured: AMBAC
              5.000% 07/15/22                    2,000,000  2,093,240
           TX Houston Utility System Revenue,
             Series 2004 A,
             Insured: FSA
              5.250% 05/15/20                    2,000,000  2,143,760
                                                           ----------
                                       Water & Sewer Total  6,924,235
                                                           ----------
                                           UTILITIES TOTAL 17,640,140
                                                           ----------
           TOTAL MUNICIPAL BONDS
             (cost of $92,417,379)                         96,188,882
                                                           ----------
           MUNICIPAL PREFERRED
           STOCKS - 0.9%                          SHARES
           ----------------------------------------------------------

           HOUSING - 0.9%
           MULTI-FAMILY - 0.9%
           Charter Mac Equity Issue Trust,
              7.100% 06/30/09 (e)                  500,000    540,980
                                                           ----------
                                        Multi-Family Total    540,980
                                                           ----------
                                             HOUSING TOTAL    540,980
                                                           ----------
           TOTAL MUNICIPAL PREFERRED STOCKS
             (cost of $500,000)                               540,980
                                                           ----------
           INVESTMENT COMPANY - 0.0%
           ----------------------------------------------------------
           Dreyfus Tax-Exempt Cash
             Management Fund                            95         95
                                                           ----------
           TOTAL INVESTMENT COMPANY
             (cost of $95)                                         95
                                                           ----------

          SHORT-TERM OBLIGATIONS - 1.9%           PAR ($)  VALUE ($)
          ------------------------------------------------------------

          VARIABLE RATE DEMAND NOTES (F) - 1.9%
          FL Collier County Health Facilities
            Authority, Cleveland Clinic Health
            System, Series 2003 C-1,
            LOC: JPMorgan Chase Bank
             2.980% 01/01/35                      100,000     100,000
          IA Finance Authority, Private College,
            Drake University, Series 2001,
            LOC: Firstar Bank
             3.080% 07/01/31                      300,000     300,000
          IL Health Facilities Authority, OSF
            Healthcare Systems, Series 2002,
            LOC: Fifth Third Bank
             3.000% 11/15/27                      100,000     100,000
          IN Health Facility Financing Authority,
            Fayette Memorial Hospital
            Association, Inc.,
            Series 2002 A,
            LOC: U.S. Bank N.A.
             3.080% 10/01/32                      100,000     100,000
          KY Shelby County Lease Revenue,
            Series 2004 A,
            LOC: U.S. Bank N.A.
             3.000% 09/01/34                      100,000     100,000
          MO Chesterfield Industrial
            Development Authority, Educational
            Facilities, Gateway Academy Inc.,
            Series 2003,
            LOC: U.S. Bank N.A.
             3.080% 01/01/28                      100,000     100,000
          MS Jackson County Pollution Control
            Revenue, Chevron Corp.,
            Series 1992,
             3.000% 12/01/16                      300,000     300,000
          TX Harris County Health Facilities
            Development Corp., YMCA-Greater
            Houston Area, Series 2002,
            LOC: JPMorgan Chase Bank
             3.000% 07/01/37                      100,000     100,000
                                                          -----------
                         VARIABLE RATE DEMAND NOTES TOTAL   1,200,000
                                                          -----------
          TOTAL SHORT-TERM OBLIGATIONS
            (cost of $1,200,000)                            1,200,000
                                                          -----------
          TOTAL INVESTMENTS - 159.2%                       97,929,957
            (cost of $94,117,474) (g)
          AUCTION PREFERRED SHARES
            PLUS CUMULATIVE UNPAID
            DISTRIBUTIONS - (60.7)%                       (37,317,968)
          OTHER ASSETS & LIABILITIES, NET - 1.5%              905,809
                                                          -----------
          NET ASSETS APPLICABLE TO COMMON
            SHAREHOLDERS - 100.0%                          61,517,798
                                                          -----------

See Accompanying Notes to Financial Statements.

                                    [GRAPHIC]


     INVESTMENT PORTFOLIO (CONTINUED)

November 30, 2005

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(b)Zero coupon bond.
(c)Security pledged as collateral for open futures contracts.
(d)The issuer has filed for bankruptcy protection under Chapter 11. Income is being accrued. At November 30, 2005, the value of this security represents 0.3% of net assets.
(e)Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the value of this security, which is not illiquid, represents 0.9% of net assets.
(f)Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at November 30, 2005.
(g)Cost for federal income tax purposes is $94,057,804.

                     Acronym Name
                 ----------------------------------------------
                      ACA    ACA Financial Guaranty Corp.
                      AMBAC  Ambac Assurance Corp.
                      AMT    Alternative Minimum Tax
                      FGIC   Financial Guaranty Insurance Co.
                      FHA    Federal Housing Administration
                      FSA    Financial Security Assurance, Inc.
                      GNMA   Government National Mortgage
                             Association
                      LOC    Letter of Credit
                      MBIA   MBIA Insurance Corp.
                      RAD    Radian Asset Assurance, Inc.

At November 30, 2005, the Fund held the following open short futures contracts:

                     Number
                       of                Aggregate  Expiration  Unrealized
          Type      Contracts   Value    Face Value    Date    Depreciation
     ----------------------------------------------------------------------
     10- Year U.S
      Treasury Note    76     $8,248,374 $8,244,394   Mar-06     $(3,980)

At November 30, 2005, the composition of the Fund by revenue source is as follows:

                                                         % OF
               HOLDINGS BY REVENUE SOURCE (UNAUDITED) NET ASSETS
               -------------------------------------------------
                  Tax-Backed                             56.8%
                  Transportation                         36.5
                  Utilities                              28.7
                  Health Care                             9.6
                  Other                                   8.9
                  Housing                                 6.4
                  Education                               5.9
                  Industrials                             3.2
                  Resource Recovery                       1.3
                  Investment Company                      0.0*
                  Short-Term Obligations                  1.9
                  Auction Preferred Shares              (60.7)
                  Other Assets & Liabilities, Net         1.5
                                                        -----
                                                        100.0%
                                                        -----

*  Rounds to less than 0.1%.

See Accompanying Notes to Financial Statements.

                                    [GRAPHIC]


          STATEMENT OF ASSETS AND LIABILITIES

          November 30, 2005

          ASSETS:
          Investments, at cost                           $94,117,474
                                                         -----------
          Investments, at value                          $97,929,957
          Cash                                                58,425
          Receivable for:
            Interest                                       1,181,275
            Futures variation margin                          11,039
          Expense reimbursement due from
            Investment Advisor                                16,133
          Deferred Trustees' compensation plan                 7,864
                                                         -----------
             Total Assets                                 99,204,693
                                                         -----------

          LIABILITIES:
          Payable for:
            Distributions -- common shares                   284,941
            Distributions -- preferred shares                 17,968
            Investment advisory fee                           31,877
            Pricing and bookkeeping fees                      10,261
            Trustees' fees                                     2,267
            Transfer agent fee                                   104
            Audit fee                                         24,285
            Chief compliance officer expenses                    940
            Preferred shares remarketing commissions           1,535
          Deferred Trustees' fees                              7,864
          Other liabilities                                    4,853
                                                         -----------
             Total Liabilities                               386,895
                                                         -----------

          AUCTION PREFERRED SHARES (1,492 shares
            issued and outstanding at $25,000 per
            share)                                        37,300,000
                                                         -----------

          COMPOSITION OF NET ASSETS
            APPLICABLE TO COMMON SHARES:
          Paid-in capital -- common shares               $60,281,129
          Undistributed net investment income                 20,706
          Accumulated net realized loss                   (2,592,540)
          Net unrealized appreciation (depreciation) on:
            Investments                                    3,812,483
            Futures contracts                                 (3,980)
                                                         -----------
          Net assets at value applicable to 4,252,855
            common shares of beneficial interest
            outstanding                                  $61,517,798
                                                         -----------
          Net asset value per common share               $     14.47
                                                         -----------

                                    [GRAPHIC]


STATEMENT OF OPERATIONS

For the Year Ended November 30, 2005

            INVESTMENT INCOME:
            Interest                                   $ 5,033,622
            Dividends                                           86
                                                       -----------
              Total Investment Income                    5,033,708
                                                       -----------

            EXPENSES:
            Investment advisory fee                        650,664
            Transfer agent fee                              31,317
            Pricing and bookkeeping fees                    65,605
            Trustees' fees                                  11,361
            Preferred shares remarketing commissions        93,357
            Custody fee                                      8,573
            Chief compliance officer expenses                4,316
            Other expenses                                  87,168
                                                       -----------
              Total Expenses                               952,361
            Fees and expenses waived or reimbursed by
              Investment Advisor                          (350,173)
            Custody earnings credit                         (1,190)
                                                       -----------
              Net Expenses                                 600,998
                                                       -----------
            Net Investment Income                        4,432,710
                                                       -----------

            NET REALIZED AND UNREALIZED GAIN (LOSS)
              ON INVESTMENTS AND FUTURES CONTRACTS:
            Net realized gain (loss) on:
              Investments                                2,887,089
              Futures contracts                            (63,994)
                                                       -----------
               Net realized gain                         2,823,095
                                                       -----------
            Net change in unrealized
              appreciation (depreciation) on:
              Investments                               (3,177,469)
              Futures contracts                             20,636
                                                       -----------
               Net change in unrealized
               appreciation (depreciation)              (3,156,833)
                                                       -----------
            Net Loss                                      (333,738)
                                                       -----------
            Net Increase in Net Assets from Operations   4,098,972
                                                       -----------

            LESS DISTRIBUTIONS DECLARED TO
              PREFERRED SHAREHOLDERS:
            From net investment income                    (785,610)
                                                       -----------
            Net Increase in Net Assets from Operations
              Applicable to Common Shares              $ 3,313,362
                                                       -----------

See Accompanying Notes to Financial Statements.

                                    [GRAPHIC]


          STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                                   NOVEMBER 30,
                                             ------------------------
          INCREASE (DECREASE) IN NET ASSETS:     2005         2004
          ------------------------------------------------------------
            OPERATIONS:
            Net investment income            $ 4,432,710  $ 4,671,945
            Net realized gain on
              investments and futures
              contracts                        2,823,095    1,761,083
            Net change in unrealized
              appreciation (depreciation)
              on investments and futures
              contracts                       (3,156,833)  (3,052,478)
                                             -----------  -----------
            Net Increase from Operations       4,098,972    3,380,550
                                             -----------  -----------
            LESS DISTRIBUTIONS DECLARED
              TO PREFERRED SHAREHOLDERS:
            From net investment income          (785,610)    (373,702)
                                             -----------  -----------
            Net Increase in Net Assets
              from Operations
              Applicable to Common
              Shares                           3,313,362    3,006,848
                                             -----------  -----------
            LESS DISTRIBUTIONS DECLARED
              TO COMMON SHAREHOLDERS:
            From net investment income        (3,659,585)  (4,341,908)
                                             -----------  -----------
            SHARE TRANSACTIONS:
            Distributions reinvested --
              common shares                           --       78,729
                                             -----------  -----------
            Total Decrease in Net Assets
              Applicable to Common Shares       (346,223)  (1,256,331)
            NET ASSETS APPLICABLE TO
              COMMON SHARES:
            Beginning of period               61,864,021   63,120,352
                                             -----------  -----------
            End of period (including
              undistributed net
              investment income of
              $20,706 and $59,748,
              respectively)                  $61,517,798  $61,864,021
                                             -----------  -----------

                                                 YEAR ENDED
                                                NOVEMBER 30,
                                             -------------------
                NUMBER OF FUND SHARES:         2005      2004
                ------------------------------------------------
                Common Shares:
                Issued for distributions
                  reinvested                        --     5,375
                Outstanding at:
                  Beginning of period        4,252,855 4,247,480
                                             --------- ---------
                  End of period              4,252,855 4,252,855
                                             --------- ---------
                Preferred Shares:
                Outstanding at end of period     1,492     1,492
                                             --------- ---------

See Accompanying Notes to Financial Statements.

                                    [GRAPHIC]


          NOTES TO FINANCIAL STATEMENTS

          November 30, 2005

NOTE 1. ORGANIZATION

Colonial Insured Municipal Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks to provide current income generally exempt from ordinary federal income tax.

FUND SHARES

The Fund may issue an unlimited number of common shares. On December 20, 1999, the Fund issued 1,492 Auction Preferred Shares ("APS").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or
(3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                                    [GRAPHIC]


          NOTES TO FINANCIAL STATEMENTS (continued)

          November 30, 2005


INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to common shareholders are recorded on the ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2005, was 2.91%. For the year ended November 30, 2005, the Fund declared dividends to Auction Preferred shareholders amounting to $785,610, representing an average dividend rate of 2.11% per APS.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

                UNDISTRIBUTED        ACCUMULATED
            NET INVESTMENT INCOME NET REALIZED LOSS PAID-IN CAPITAL
            --------------------- ----------------- ---------------
                  $(26,557)......      $26,557            $--

Net investment income and net realized gains, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2005 and November 30, 2004 was as follows:

                                       NOVEMBER 30,   NOVEMBER 30,
                                          2005           2004
                                      ------------   ------------
             Distributions paid from:
                Tax-Exempt Income      $4,445,195     $4,691,126
                Ordinary Income                --         24,484
                Long-Term
                  Capital Gains                --             --

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

            UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED      NET
             TAX-EXEMPT     ORDINARY      LONG-TERM    UNREALIZED
               INCOME        INCOME     CAPITAL GAINS APPRECIATION*
            ------------- ------------- ------------- -------------
              $272,068         $--           $--       $3,872,153

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2005, based on cost of investments for federal income tax purposes, was:

                    Unrealized appreciation     $4,539,550
                    Unrealized depreciation       (667,397)
                                                ----------
                    Net unrealized appreciation $3,872,153
                                                ----------

The following capital loss carryforwards, determined as of November 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                            YEAR OF     CAPITAL LOSS
                            EXPIRATION   CARRYFORWARD
                          ------------ --------------
                              2011....   $1,049,996

Capital loss carryforwards of $1,793,902 were utilized during the year ended November 30, 2005 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to

                                    [GRAPHIC]


          NOTES TO FINANCIAL STATEMENTS (continued)

          November 30, 2005

the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.65% of the Fund's average weekly net assets, including assets applicable to the APS.

Columbia has contractually agreed to waive a portion of investment advisory fee for the years ending November 30, 2006, 2007, 2008 and 2009 so that the Fund's investment advisory fee will not exceed the annual rates of 0.45%, 0.50%, 0.55% and 0.60%, respectively.

For the year ended November 30, 2005, the Fund's effective investment advisory fee rate was 0.40%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average weekly net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing Fund accounting oversight and monitoring and certain other services. For the year ended November 30, 2005, the Fund's effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.066%.

FEE WAIVERS

Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of investment advisory fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.20% annually of the Fund's average weekly net assets, including assets applicable to APS. Columbia, at its discretion, may revise or discontinue this arrangement any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2005, the Fund paid $1,562 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $31,166,781 and $31,891,669, respectively.

NOTE 6. PREFERRED SHARES

The Fund currently has outstanding 1,492 APS. The APS are redeemable at the option of the Fund on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Act, the Fund is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are

                                    [GRAPHIC]


          NOTES TO FINANCIAL STATEMENTS (continued)

          November 30, 2005

outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the APS Agreement and in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2005, there were no such restrictions on the Fund.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investor Services, Inc., except for Radian Asset Assurance, Inc., which is rated Aa3. At November 30, 2005, private insurers who insure greater than 5% of the total investments of the Fund were as follows:

                                                    % OF TOTAL
                                                    INVESTMENTS
                 INSURER                            (UNAUDITED)
                 ----------------------------------------------
                 AMBAC Assurance Corp.                 34.1%
                 MBIA Insurance Corp.                  26.8
                 Financial Security Assurance, Inc.    15.0
                 Financial Guaranty Insurance Co.       8.5

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at November 30, 2005 invested in debt obligations issued by the states of California, Massachusetts, New York, Texas and the Commonwealth of Puerto Rico and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution

                                    [GRAPHIC]


          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

          November 30, 2005

consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the funds or their shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of fund shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.

                                    [GRAPHIC]


FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):


                                                                    YEAR ENDED NOVEMBER 30,
                                           ---------------------------------------------------------------------
                                              2005        2004        2003         2002         2001        2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 14.55     $ 14.86     $ 14.93     $ 15.20       $ 14.68     $ 14.30
                                           -------     -------     -------     -------       -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         1.04(b)     1.10(b)     1.14(b)     1.21(b)(c)    1.24(b)     1.24(d)
Net realized and unrealized gain (loss) on
  investments, written options and
  futures contracts                          (0.08)      (0.30)      (0.08)      (0.25)(c)      0.51        0.55
                                           -------     -------     -------     -------       -------     -------
 Total from Investment Operations             0.96        0.80        1.06        0.96          1.75        1.79
                                           -------     -------     -------     -------       -------     -------
LESS DISTRIBUTIONS DECLARED TO
  PREFERRED SHAREHOLDERS:
From net investment income                   (0.18)      (0.09)      (0.08)      (0.12)        (0.26)      (0.35)
                                           -------     -------     -------     -------       -------     -------
 Total from Investment Operations
   Applicable to Common Shareholders          0.78        0.71        0.98        0.84          1.49        1.44
                                           -------     -------     -------     -------       -------     -------
LESS DISTRIBUTIONS DECLARED TO
  COMMON SHAREHOLDERS:
From net investment income                   (0.86)      (1.02)      (1.05)      (1.11)        (0.97)      (0.93)
                                           -------     -------     -------     -------       -------     -------
LESS SHARE TRANSACTIONS:
Offering costs -- common shares                 --          --          --          --            --          --(e)
Commission and offering costs --
  preferred shares                              --          --          --          --            --       (0.13)
                                           -------     -------     -------     -------       -------     -------
 Total Share Transactions                       --          --          --          --            --       (0.13)
                                           -------     -------     -------     -------       -------     -------
NET ASSET VALUE, END OF PERIOD             $ 14.47     $ 14.55     $ 14.86     $ 14.93       $ 15.20     $ 14.68
                                           -------     -------     -------     -------       -------     -------
Market price per share -- common shares    $ 13.02     $ 13.92     $ 15.30     $ 15.09       $ 16.50     $ 12.63
                                           -------     -------     -------     -------       -------     -------
Total return -- based on market value --
  common shares (f)                          (0.52)%     (2.45)%      8.77%      (1.72)%       39.25%      (9.77)%
                                           -------     -------     -------     -------       -------     -------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Expenses (i)(j)                               0.96%(k)    0.88%(k)    0.88%(k)    0.87%(k)      0.87%(k)    0.86%(k)
Net investment income before preferred
  stock dividend (i)(j)                       7.06%       7.48%       7.68%       8.04%(c)      8.11%       8.78%
Net investment income after preferred
  stock dividend (i)(j)                       5.81%       6.88%       7.12%       7.22%(c)      6.42%       6.34%
Voluntary waiver/reimbursement (j)            0.16%       0.12%       0.18%       0.13%         0.17%       0.48%
Portfolio turnover rate                         32%         21%          4%         13%            8%         33%
Net assets, end of period (000's) --
  common shares                            $61,518     $61,864     $63,120     $63,252       $64,290     $62,051

                                              PERIOD
                                              ENDED
                                           NOVEMBER 30,
                                             1999 (A)
-------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 14.33
                                             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.06
Net realized and unrealized gain (loss) on
  investments, written options and
  futures contracts                            (0.06)
                                             -------
 Total from Investment Operations                 --
                                             -------
LESS DISTRIBUTIONS DECLARED TO
  PREFERRED SHAREHOLDERS:
From net investment income                        --
                                             -------
 Total from Investment Operations
   Applicable to Common Shareholders              --
                                             -------
LESS DISTRIBUTIONS DECLARED TO
  COMMON SHAREHOLDERS:
From net investment income                        --
                                             -------
LESS SHARE TRANSACTIONS:
Offering costs -- common shares                (0.03)
Commission and offering costs --
  preferred shares                                --
                                             -------
 Total Share Transactions                      (0.03)
                                             -------
NET ASSET VALUE, END OF PERIOD               $ 14.30
                                             -------
Market price per share -- common shares      $ 15.00
                                             -------
Total return -- based on market value --
  common shares (f)                             0.00%(h)
                                             -------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Expenses (i)(j)                                 0.55%(g)
Net investment income before preferred
  stock dividend (i)(j)                         4.38%(g)
Net investment income after preferred
  stock dividend (i)(j)                         4.38%(g)
Voluntary waiver/reimbursement (j)              0.61%(g)
Portfolio turnover rate                            7%(h)
Net assets, end of period (000's) --
  common shares                              $54,422

(a)The Fund commenced investment operations on October 29, 1999. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 8.02% to 8.04% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 7.20% to 7.22%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e)Rounds to less than $0.01 per share.
(f)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(g)Annualized.
(h)Not annualized.
(i)The benefits derived from custody credits had an impact of less than 0.01%.
(j)Ratios reflect average net assets available to common shares only.
(k)Ratios calculated using average net assets including auction preferred shares of the Fund equal 0.60%, 0.55%, 0.55%, 0.55%, 0.55% and 0.54% for the years ended November 30, 2005, November 30, 2004, November 30, 2003, November 30, 2002, November 30, 2001 and November 30, 2000, respectively.

                                    [GRAPHIC]


ASSET COVERAGE REQUIREMENTS



                                              INVOLUNTARY
                                     ASSET    LIQUIDATING   AVERAGE
                      TOTAL AMOUNT  COVERAGE  PREFERENCE  MARKET VALUE
                      OUTSTANDING  PER SHARE*  PER SHARE   PER SHARE
          ------------------------------------------------------------
          11/30/05    $37,300,000   $66,232     $25,012     $25,000
          11/30/04     37,300,000    66,464      25,006      25,000
          11/30/03     37,300,000    67,306      25,002      25,000
          11/30/02     37,300,000    67,396      25,012      25,000
          11/30/01     37,300,000    68,090      25,001      25,000
          11/30/00 **  37,300,000    66,589      25,020      25,000

*Calculated by substracting the Fund's total liabilities from the Fund's total assets and dividing the amount by the number of APS outstanding.
**On December 20, 1999, the Fund began offering Auction Preferred Shares.

                                    [GRAPHIC]


      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL INSURED MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Insured Municipal Fund (the "Fund") at November 30, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 24, 2006

                                    [GRAPHIC]


      UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

For the calendar year ended December 31, 2005, 25.00% of distributions from net investment income is subject to the alternative minimum tax.

                                    [GRAPHIC]


          DIVIDEND REINVESTMENT PLAN


COLONIAL INSURED MUNICIPAL FUND

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional Common Shares of the Fund by Computershare (the "Plan Agent"), as agent under the Plan, unless a Common Shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the Common Shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan will be paid by check mailed directly to the record holder by the Plan Agent, as dividend paying agent.

The Plan Agent will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

If the Trustees of the Fund declare a dividend (including a capital gain dividend) payable either in shares or in cash, as holders of shares may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares valued as set forth below. Whenever a market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the distribution, participants will be issued shares at the net asset value most recently determined as provided under "Net Asset Value" in the Fund's prospectus and its Statement of Additional Information, but in no event less than 95% of the market price. If the net asset value of the shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend (including a capital gain dividend) payable only in cash, the Plan Agent will, as agent for the participants, use the cash that the shareholders would have received as a dividend to buy shares in the open market, the American Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend (including a capital gain dividend) had been paid in shares issued by the Fund. The Plan Agent will apply all cash received as a dividend (including a capital gain dividend) to purchase shares on the open market as soon as practicable after the payment date of such dividend, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

There is no charge to participants for reinvesting dividends (including capital gain dividends). The Plan Agent's fees for handling the reinvestment of dividends (including capital gain dividends) will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends (including capital gain dividends).

The automatic reinvestment of dividends (including capital gain dividends) will not relieve participants of any income tax which may be payable on such dividends. The amount of the dividend for tax purposes may vary depending on whether the Fund issues new Common Shares or purchases them on the open market.

The Plan may be amended or terminated on 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed to Computershare by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

                                    [GRAPHIC]


TRUSTEES


The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
DOUGLAS A. HACKER (Age 50)                     Executive Vice President-Strategy of United Airlines (airline) since
c/o Columbia Management Advisors, LLC          December, 2002 (formerly President of UAL Loyalty Services (airline) from
One Financial Center                           September, 2001 to December, 2002; Executive Vice President and Chief
Boston, MA 02111                               Financial Officer of United Airlines from July, 1999 to September, 2001;
Trustee (since 1996)                           Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               83, Nash Finch Company (food distributor)
                                               ---------------------------------------------------------------------------
JANET LANGFORD KELLY (Age 48)                  Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since
c/o Columbia Management Advisors, LLC          March, 2005; Adjunct Professor of Law, Northwestern University, since
One Financial Center                           September, 2004 (formerly Chief Administrative Officer and Senior Vice
Boston, MA 02111                               President, Kmart Holding Corporation (consumer goods) from September, 2003
Trustee (since 1996)                           to March, 2004; Executive Vice President-Corporate Development and
                                               Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                               President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September,
                                               1999). Oversees 83, None
                                               ---------------------------------------------------------------------------
RICHARD W. LOWRY (Age 69)                      Private Investor since August, 1987 (formerly Chairman and Chief Executive
c/o Columbia Management Advisors, LLC          Officer, U.S. Plywood Corporation (building products manufacturer)).
One Financial Center                           Oversees 89/(3)/, None
Boston, MA 02111
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)                     Professor of Economics, University of Washington, since January, 1976;
c/o Columbia Management Advisors, LLC          Ford and Louisa Van Voorhis Professor of Political Economy, University of
One Financial Center                           Washington, since September, 1993 (formerly Director, Institute for
Boston, MA 02111                               Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                           2003); Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 83, None
                                               ---------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 63)                     Academic Vice President and Dean of Faculties since August, 1999, Boston
c/o Columbia Management Advisors, LLC          College (formerly Dean, Boston College School of Management from
One Financial Center                           September, 1977 to August, 1999). Oversees 89/(3)/, Saucony, Inc.
Boston, MA 02111                               (athletic footwear)
Trustee (since 1985)
                                               ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

                                    [GRAPHIC]

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
PATRICK J. SIMPSON (Age 61)                    Partner, Perkins Coie LLP (law firm). Oversees 83, None
c/o Columbia Management Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
THOMAS E. STITZEL (Age 69)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to
c/o Columbia Management Advisors, LLC          1999, College of Business, Boise State University); Chartered Financial
One Financial Center                           Analyst. Oversees 83, None
Boston, MA 02111
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 68)                    Partner and Senior Advisor, Chicago Growth Partners (private equity
c/o Columbia Management Advisors, LLC          investing) since September, 2004 (formerly Managing Director, William
One Financial Center                           Blair Capital Partners (private equity investing) from September, 1994 to
Boston, MA 02111                               September, 2004). Oversees 83, Anixter International (network support
Trustee and Chairman                           equipment distributor); Ventas, Inc. (real estate investment trust); Jones
of the Board/4/ (since 1996)                   Lang LaSalle (real estate management services) and Ambac Financial Group
                                               (financial guaranty insurance)
                                               ---------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 60)                     Retired since 1997 (formerly General Manager, Global Education Industry,
c/o Columbia Management Advisors, LLC          IBM Corporation (computer and technology) from 1994 to 1997). Oversees 83,
One Financial Center                           Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer
Boston, MA 02111                               and distributor of giftware and collectibles)
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 64)                  Retired since December, 2003 (formerly Chairman and Chief Executive
c/o Columbia Management Advisors, LLC          Officer, The Regence Group (regional health insurer); Chairman and Chief
One Financial Center                           Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Boston, MA 02111                               Accountant, Arthur Young & Company). Oversees 83, Northwest Natural Gas
Trustee (since 1991)                           Co. (natural gas service provider)
                                               ---------------------------------------------------------------------------

Interested Trustee
WILLIAM E. MAYER/2/ (Age 65)                   Partner, Park Avenue Equity Partners (private equity) since February, 1999
c/o Columbia Management Advisors, LLC          (formerly Partner, Development Capital LLC from November, 1996 to
One Financial Center                           February, 1999). Oversees 89/3,/ Lee Enterprises (print media), WR
Boston, MA 02111                               Hambrecht + Co. (financial service provider); Reader's Digest
Trustee (since 1994)                           (publishing); OPENFIELD Solutions (retail industry technology provider)
                                               ---------------------------------------------------------------------------

                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.

                                   The Statement of Additional Information
                                   Includes additional information about the
                                   Trustees of the Funds and is available,
                                   without charge, upon request by calling
                                   800-426-3750.

                                    [GRAPHIC]


OFFICERS


The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 48)                     Head of Mutual Funds since August, 2004 and Managing Director of the
One Financial Center                               Advisor since September, 2005; President of the Columbia Funds, Liberty
Boston, MA 02111                                   Funds and Stein Roe Funds since October, 2004; President and Chief
President (since 2004)                             Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April, 2005; Director of Bank of America Global
                                                   Liquidity Funds, plc since May, 2005; Director of Banc of America Capital
                                                   Management (Ireland), Limited since May, 2005; Director of FIM Funding,
                                                   Inc. since January, 2005; Senior Vice President of Columbia Management
                                                   Distributors, Inc. since January, 2005; Director of Columbia Management
                                                   Services, Inc. since January, 2005 (formerly Senior Vice President of
                                                   Columbia Management from January, 2005 to August, 2005; Senior Vice
                                                   President of BACAP Distributors LLC from January, 2005 to July, 2005;
                                                   President and Chief Executive Officer, CDC IXIS Asset Management Services,
                                                   Inc. from September, 1998 to August, 2004).
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 41)                      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                               Funds, Stein Roe Funds and All-Star Funds since December, 2000; Managing
Boston, MA 02111                                   Director of the Advisor since September, 2005 (formerly Vice President of
Treasurer (since 2000)                             Columbia Management from April, 2003 to August, 2005; President of the
                                                   Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                   October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                   Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds from September, 2002 to November, 2005 (formerly
                                                   Treasurer from December, 2002 to December, 2004 and President from
                                                   February, 2004 to December, 2004 of the Columbia Management Multi-Strategy
                                                   Hedge Fund, LLC; Vice President of Colonial Management Associates, Inc.
                                                   from February, 1998 to October, 2000).
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Age 56)                           Senior Vice President and Chief Compliance Officer of the Columbia Funds,
100 Federal Street                                 Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004;
Boston, MA 02110                                   Chief Compliance Officer of the Columbia Management Multi-Strategy Hedge
Senior Vice President and                          Fund, LLC since August; 2004. Chief Compliance Officer of the BACAP
Chief Compliance Officer (since 2004)              Alternative Multi-Strategy Hedge Fund LLC since October 2004 (formerly
                                                   Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004;
                                                   Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December,
                                                   2000; Vice President and Counsel, Equitable Life Assurance Society of the
                                                   United States from April, 1998 to November, 1999).
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 36)                         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                               Funds and All-Star Funds since October, 2004; Managing Director of the
Boston, MA 02111                                   Advisor since September, 2005 (formerly Controller of the Columbia Funds,
Chief Accounting Officer (since 2004)              Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to
                                                   October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                   President, Product Strategy & Development of the Liberty Funds and Stein
                                                   Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the
                                                   Liberty Funds, Stein Roe Funds and the All- Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to
                                                   August, 1999).
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 36)                        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                               All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                   Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
Controller (since 2004)                            Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                   Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                   Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February,
                                                   2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).
                                                   ---------------------------------------------------------------------------
R. SCOTT HENDERSON (Age 46)                        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                               December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                   September, 2004; Executive Director and General Counsel, Massachusetts
Secretary (since 2004)                             Pension Reserves Investment Management Board from September, 1997 to
                                                   March, 2001).
                                                   ---------------------------------------------------------------------------

                                    [GRAPHIC]


          BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS


The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year. The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements: The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and
(iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements. Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the

                                    [GRAPHIC]


          BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS


Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements. The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the

                                    [GRAPHIC]


          BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS


services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

..   the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.
..   the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the
    Agreements and under separate agreements for the provision of transfer agency and administrative services.
..   so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.
..   the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through November 30, 2006.

                                    [GRAPHIC]


          SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT


                   Prepared Pursuant to the February 9, 2005
                          Assurance of Discontinuance
                             between the Office of
                    Attorney General of New York State and
                    Columbia Management Advisors, Inc. and
                       Columbia Funds Distributor, Inc.

                               October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG/1/"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the
.... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

/1/Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

                                    [GRAPHIC]


          SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT



2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. Evaluation of the General Process Used to Negotiate the Advisory Contract

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds.

                                    [GRAPHIC]


          SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT



This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

f. Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. Findings

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4. Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

[LOGO]
Transfer Agent
Important Information About This Report
The Transfer Agent for Colonial Insured Municipal Fund is:

Computershare
P.O. Box 43010
Providence, RI 02940-3010


The fund mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the fund.

Financial advisors who want additional information about the fund may speak to a representative at 800-426-3750.

A description of the fund's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

This report has been prepared for shareholders of Colonial Insured Municipal
Fund.

                                    [GRAPHIC]


COLONIAL INSURED MUNICIPAL FUND
                                                                  ANNUAL REPORT

                                              SHC-42/92698-1105 (01/06) 05/9244

Item 2. Code of Ethics.

    (a)The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (b)During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

    (c)During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                 2005           2004
                                 ----          -------
                                $24,100        $22,100

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                 2005           2004
                                 ----          ------
                                $8,400         $7,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports and a rating agency review.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                 2005           2004
                                 ----          ------
                                $3,300         $3,400

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns. Tax fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                  2005          2004
                                  ----          ----
                                   $0            $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. General Overview

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds

(collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. General Procedures

On an annual basis, the Fund Treasurer and/or Director of Trustee
Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

  . A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

  . The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

  . The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

  . If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. Reporting to the Audit Committee

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

  .   A general description of the services, and

  .   Actual billed and projected fees, and

  . The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. Amendments; Annual Approval by Audit Committee

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended November 30, 2005 and November 30, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended November 30, 2005 and November 30, 2004, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Columbia Management Advisors, LLC (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not yet applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                       Registrant Purchases of Equity Securities*
                          ---------------------------------------------------------------------
                              (a)           (b)               (c)                  (d)
                                                        Total Number of     Maximum Number of
                                                      Shares Purchased as  Shares that May Yet
                          Total Number Average Price  Part of Publically   Be Purchased Under
Period                     of Shares   Paid Per Share   Announced Plans   the Plans or Programs
------                    ------------ -------------- ------------------- ---------------------
06/01/05 through 06/30/05      268         $14.21              268                 N/A
07/01/05 through 07/31/05      243         $14.25              243                 N/A
08/01/05 through 08/31/05      255         $14.41              255                 N/A
09/01/05 through 09/30/05      282         $14.30              282                 N/A
10/01/05 through 10/31/05      286         $13.95              286                 N/A
11/01/05 through 11/30/05      285         $13.35              285                 N/A
                             -----         ------            -----                 ---
Total                        1,619         $14.07            1,619                 N/A
                             -----         ------            -----                 ---

--------
* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

    (a)The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

    (b)There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                Colonial Insured Municipal Fund

By (Signature and Title)    /S/ Christopher L. Wilson
                            -------------------------------
                            Christopher L. Wilson, President

Date January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /S/ Christopher L. Wilson
                            -------------------------------
                            Christopher L. Wilson, President

Date January 25, 2006

By (Signature and Title)    /S/ J. Kevin Connaughton
                            -------------------------------
                            J. Kevin Connaughton, Treasurer

Date January 25, 2006